# IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

| | |
|---|---|
| In re: The Clarity Group, Inc.<br>DBA ETA<br><br>Debtor | CASE NO. 2:13-BK-16130 (RJH) |
| | **INVESTMENT ENTITY MONTHLY REPORT** |
| | MONTH OF December 2013 |
| | DATE PETITION FILED: 9/16/2013 |
| | TAX PAYER ID NO. : 86-0718832 |

Nature of Debtor's Investments: Entity previously held assets that were sold in October 2013

| | | |
|---|---|---|
| DATE DISCLOSURE STATEMENT FILED: | | TO BE FILED X |
| DATE PLAN OF REORGANIZATION FILED: | | TO BE FILED X |

**I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE**

**RESPONSIBLE PARTY:**

| | |
|---|---|
| /s/ Susie Herrmann | CFO |
| ORIGINAL SIGNATURE OF RESPONSIBLE PARTY | TITLE |
| Susie Herrmann, CFO | 1/22/2014 |
| PRINTED NAME OF RESPONSIBLE PARTY | DATE |

**PREPARER:**

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|---|---|
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| ORIGINAL SIGNATURE OF PREPARER | TITLE |
| | |
| PRINTED NAME OF PREPARER | DATE |

**PERSON TO CONTACT REGARDING THIS REPORT:** Susie Herrmann, CFO

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336 Phoenix, AZ 85036-0036

**FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE**

Case Number: 2:13-BK-16130 (RJH)

# CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

**As of 12/31/2013**

| | BANK ACCOUNTS | | | | |
|---|---|---|---|---|---|
| | Operating | Credit Card | | ETA #5851 | **Total** |
| Balance at Beginning of Period | | | | 1,000 | 1,000 |
| **RECEIPTS** | | | | | |
| Loans and Advances | | | | | |
| Capital Investments | | | | | |
| Sale of Assets | | | | | |
| Nature of Debtor's Investments: No assets are held by this entity at this time | | | | | |
| Interest | | | | | |
| Other (attach list) | | | | | |
| | | | | | |
| **TOTAL RECEIPTS** | | | | | |
| **DISBURSEMENTS** | | | | | |
| Business - Ordinary Operations | | | | | |
| Pre-Petition Debt | | | | | |
| Transfers to Other DIP Accounts | | | | | |
| Other (attach list) | | | | | |
| | | | | | |
| **Reorganization Expenses:** | | | | | |
| Attorney Fees | | | | | |
| Accountant Fees | | | | | |
| Other Professional Fees | | | | | |
| U. S. Trustee Quarterly Fee | | | | | |
| Court Costs | | | | | |
| | | | | | |
| **TOTAL DISBURSEMENTS** | | | | | |
| Balance at End of Month * | | | | 1,000 | 1,000 |

*Information provided above should reconcile with balance sheet and income statement amounts

▼▼

| DISBURSEMENTS FOR CALCULATING QUARTERLY FEES: | |
|---|---|
| Total Disbursements From Above | |
| Less: Transfers to Other DIP Accounts | |
| Plus: Estate Disbursements Made by Outside Sources (payment from escrow; 2-party check; etc.) | |
| Total Disbursements for Calculating Quarterly Fees | |

**Case Number: 2:13-BK-16130 (RJH)**

# CASE STATUS

## QUESTIONAIRE

As of 12/31/2013

| | YES | NO |
|---|---|---|
| 1. Have any assets been sold or transferred during this reporting period? | | X |
| 2. Have you made any payments to an attorney or accountant this month? | | X |
| 3. Have any payments been made on prepetition liabilities during this reporting period? | | X |
| 4. Have any post-petition loans been received by the debtor(s) from any party? | | X |
| 5. Have any insurance policies or coverages expired? | | X |
| 6. Are any post-petition real estate taxes past due? | | X |
| 7. Have any pre-petition taxes been paid during this reporting period? | | X |
| 8. Do you expect any significant income changes within the next 90 days? | | X |
| Nature of Debtor's Investments: No assets are held by this entity at this time | | X |

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

What progress has been made, during the reporting period, towards reorganinzing your estate ?

Business assets have been sold, wind down in process

**Case Number: 2:13-BK-16130 (RJH)**

# INVESTMENT STATUS

Please list each investment separately. In each description, include the name of the investment if it is a partnership, joint venture, stock in a corporation, etc. If the investment is real property, provide a description and an address.

| | | As of | 12/31/2013 |
|---|---|---|---|
| INVESTMENT | SECURED CREDITOR | ORIGINAL LOAN BALANCE | SCHEDULED LOAN BALANCE |

| | | | |
|---|---|---|---|
| 1 Description of Investment | | | |
| | | | |
| Acquisition Date: | | | |
| Acquisition Cost: | If real property, is it listed for sale? Yes _____ No _____ | | |
| Nature of Debtor's Investments: No assets ar | Amount of listing: $ | | |

| | | | |
|---|---|---|---|
| 2 Description of Investment | | | |
| | | | |
| Acquisition Date: | | | |
| Acquisition Cost: | If real property, is it listed for sale? Yes _____ No _____ | | |
| Scheduled Value: | Amount of listing: $ | | |

| | | | |
|---|---|---|---|
| 3 Description of Investment | | | |
| | | | |
| Acquisition Date: | | | |
| Acquisition Cost: | If real property, is it listed for sale? Yes _____ No _____ | | |
| Scheduled Value: | Amount of listing: $ | | |

| | | | |
|---|---|---|---|
| 4 Description of Investment | | | |
| | | | |
| Acquisition Date: | | | |
| Acquisition Cost: | If real property, is it listed for sale? Yes _____ No _____ | | |
| Scheduled Value: | Amount of listing: $ | | |

Case Number: 2:13-BK-16130 (RJH)

# DISBURSEMENT DETAIL

***please attach copies of bank statements***

**Month:** Dec-13
**Account #**

**Bank Name** Bank of America

| Cash/Electronic Disbursements | | | |
|---|---|---|---|
| Date | Payee | Purpose | Amount |
| | | | |
| | | | |
| | | | |
| | | | |
| | | Total Cash/Electronic Disbursements | 0.00 |

Nature of Debtor's Investments: No assets are held by this entity at this time

| CHECKS ISSUED | | | | |
|---|---|---|---|---|
| Check Number | Date | Payee | Purpose | Amount |
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| **Total checks listed on this page** | | | | 0.00 |
| **Total checks listed on continuation pages** | | | | 0.00 |

| | |
|---|---|
| TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements) | 0.00 |